UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 1, 2008
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TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10545 (Commission File Number)	13-3355897 (I.R.S. Employer Identification No.)
80 Pine Street New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)

(212) 770-2000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2008, Martin J. Sullivan, Director and non-executive Chairman of Transatlantic Holdings, Inc. resigned from the Board of Directors of the Company, effective July 1, 2008.

Effective July 1, 2008, the Board elected Robert F. Orlich, President and Chief Executive Officer of the Company, to serve as its interim Chairman.

A press release announcing these actions was issued and a copy of the press release is attached as Exhibit 99.1 to this Form 8-K.  The text of the press release is being furnished and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

    (d)  Exhibits

Exhibit 99.1            Press release of Transatlantic Holdings, Inc., dated July 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 1, 2008

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ STEVEN S. SKALICKY
	Name:	Steven S. Skalicky
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Transatlantic Holdings, Inc., dated July 1, 2008.